Exhibit 10.1

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such portions are marked “[*]” in this document; they have been filed separately with the Commission.

AMENDMENT NO. 15

TO

CONTRACT NUMBER GINC-C-08-0390

BETWEEN

GLOBALSTAR, INC.

AND

HUGHES NETWORK SYSTEMS, LLC

FOR

RADIO ACCESS NETWORK (RAN)
AND USER TERMINAL SUBSYSTEM

This Amendment No. 15 (“Amendment”) is entered into effective as of June 1, 2017 (“Effective Date”), by and between Hughes Network Systems, LLC, a limited liability company organized under the laws of Delaware (hereinafter referred to as the “Contractor”) with its principal place of business at 11717 Exploration Lane, Germantown, Maryland 20876 USA, and Globalstar, Inc., a company incorporated under the laws of Delaware with its principal place of business at 300 Holiday Square Blvd., Covington, Louisiana 70433 (hereinafter referred to as “Globalstar” or “Customer”). As used herein, Contractor and Globalstar may be referred to individually as a “Party” and collectively as the “Parties”.

WHEREAS, Contractor and Globalstar entered into Contract No. GINC-C-08-0390 for the delivery of the Radio Access Network (“RAN”) and the User Terminal Subsystem (“UTS”) (“Contract”) effective May 1, 2008, as amended by Amendments #1-14;

WHEREAS, the Parties wish to extend certain option validity periods set forth in Exhibit C and make other updates to Exhibit C given the passage of time;

WHEREAS, the Parties seek to amend the Contract to incorporate these extensions and other updates.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and intending to be legally bound hereby, the Parties agree to amend the Contract as follows:

1.    Exhibit C, Pricing Schedule and Payment Plan (Revision M), dated December 16, 2016, shall be deleted and replaced in its entirety by a new Exhibit C, Pricing Schedule and Payment Plan (Revision N), dated June 1, 2017.

2.    This Amendment shall be governed by and interpreted according to the laws of the State of New York.

3.    This Amendment may be signed in counterparts and each original counterpart shall be deemed binding on each Party collectively and individually.

4.    Except as amended herein, all terms and conditions of the Contract shall remain in full force and effect.

(signature page follows on next page)

IN WITNESS WHEREOF, the Parties hereto have signed this Amendment.

GLOBALSTAR, INC.	HUGHES NETWORK SYSTEMS, LLC
BY: /s/ David Milla	BY: /s/ Sean P. Fleming
Name: David Milla	Name: Sean P. Fleming
Title: Director - Contracts	Title: VP & Associate General Counsel

H36750

RADIO ACCESS NETWORK (RAN)
AND USER TERMINAL SUBSYSTEM (UTS)

EXHIBIT C: PRICING SCHEDULE AND PAYMENT PLAN

Revision N

June 1, 2017

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